Capital distribution (Tables)	9 Months Ended
Sep. 30, 2025
Share Capital, Reserves And Other Equity Interest [Abstract]
Schedule of share buy-back programmes

	First nine months
Equity impact of share buy-back programmes (in USD million)	2025	2024
First tranche	397	396
Second tranche	418	528
Third tranche	418	528
Norwegian state share1)	4,141	3,956
Total	5,373	5,408
1)Relates to second to fourth tranche of previous year programme and first tranche of current year programme